CELLDONATE INC.
1130 West Pender Street, Suite 325
Vancouver, British Columbia V6E 4A4

Private Placement Subscription Agreement for Non-U.S. Residents

Purchaser Information	Name: Chelsea Greene	(the "**Purchaser**")	
	Address: 168 East Esplanade	SIN / Passport / Tax ID #:	
	City: North Vancouver	Province: BC	
	Country: Canada	Postal Code: V7L 4X7	
	Telephone:	Date: December 18, 2008	

Payment Information	Payment Method:	Not applicable (payment previously made)		
	Number of Units Purchased:	200,000	x US $0.05 =	$ 10,000
		(the "**Units**")		Subscription Price
	Signature of Purchaser:			

This Agreement replaces the subscription agreement between the Purchaser and Celldonate Inc. (the "**Issuer**") dated September 1, 2007 (the "**Original Agreement**"), and the Purchaser and the Issuer acknowledge that no preferred shares or warrants have been issued by the Issuer to the Purchaser pursuant to the Original Agreement. By entering into this Agreement, the Purchaser agrees to accept one Unit, each of which is comprised of (i) one share of the Issuer's common stock, and (ii) one-half of one warrant to purchase one share of the Issuer's common stock at an exercise price of US$0.15 per share on or before September 28, 2009, in lieu of each one unit (comprised of one preferred share and one warrant to purchase one common share) subscribed for under the Original Agreement.

The foregoing subscription is accepted for and on behalf of Celldonate Inc.

By: ______________________ Date: December 18, 2008

David Strebinger, President

These securities have not been registered under the Securities Act of 1933 (the "**U.S. Securities Act**") and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

1. **Purchase and Sale of Units**

1.1 The Purchaser subscribes for and agrees to purchase Units of the Issuer, a Nevada corporation, in the amount set out above, to be recorded in the name of the Purchaser at the address set out above.

2. **Acknowledgements, Representations and Warranties of the Purchaser**

2.1 The Purchaser acknowledges, represents and warrants as of the date of this Agreement that the Purchaser is (check at least one):

- ☐ a director, officer, controlling shareholder or founder of the Issuer;
- ☐ a close personal friend or close business associate of a director, executive officer, controlling shareholder or founder of the Issuer;

  Length of Relationship: ______________________________

  Details of Relationship: ______________________________

  Name of Person at the Issuer with whom the Purchaser has the Relationship: ______________________________

- ☑ a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or controlling shareholder of the Issuer;
- ☐ a parent, grandparent, brother, sister, or child of a spouse of a director, executive officer, founder or controlling shareholder of the Issuer;
- ☐ a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described above in this section;

  Length of Relationship: ______________________________

  Details of Relationship: ______________________________

- ☐ a person or entity that qualifies as an "accredited investor" as that term is defined in Canadian National Instrument 45-106 because he or she possesses:
  - either alone or with a spouse, net assets of at least $5,000,000
  - an annual net income before taxes of more than $200,000 (or $300,000 together with a spouse) in each of the last 2 calendar years, and who reasonably expects to exceed that net income level this year
  - either alone or with a spouse, net financial assets exceeding $1,000,000;
- ☐ a person or entity that otherwise qualifies as an "accredited investor" as

that term is defined in Canadian National Instrument 45-106; or

☐ is investing a minimum amount of $150,000, paid in cash.

2.2 The Purchaser acknowledges, represents and warrants as of the date of this Agreement that no oral representations or oral information furnished to the Purchaser or relied upon by the Purchaser in connection with the Purchaser's purchase of the Units were in any way inconsistent with the written material provided by the Issuer, and that no information furnished by the Issuer constitutes investment, accounting, legal or tax advice. The Purchaser further acknowledges, represents and warrants that it is relying solely upon itself and its professional advisors, if any, for such advice.

2.3 The Purchaser agrees that the acknowledgements, representations, warranties of the Purchaser contained herein will survive the Closing (as defined below).

2.4 The Purchaser certifies that:

(a) the Purchaser is not a U.S. person and is not acquiring the Units for the account or benefit of any U.S. person; or

(b) the Purchaser is a U.S. person who is purchasing the Units in a transaction that does not require registration under the U.S. Securities Act.

2.5 The Purchaser agrees not to engage in hedging transactions with regard to the Units unless in compliance with the U.S. Securities Act.

3. Acknowledgements, Representations and Warranties of the Issuer

3.1 The Issuer acknowledges, represents and warrants as of the date of this Agreement that the Units, when issued, will consist of fully paid and non-assessable shares of the Issuer's common stock and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the resale restrictions under applicable securities laws.

4. Registration and Restriction of the Shares

4.1 No Registration. The Purchaser acknowledges and understands that the Units have not been registered under the U.S. Securities Act or any other securities laws, are not qualified for resale in the U.S., and that the must be held indefinitely unless subsequently registered under the U.S. Securities Act or an exemption from such registration is available.

4.2 Restrictions on Transfer. The Issuer shall refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration.

The Purchaser acknowledges that the Units will be subject to a number of resale restrictions in Canada including a restriction on trading, and until the restriction on trading expires the Purchaser will not be able to trade the Units unless the Purchaser

complies with an exemption from the prospectus and registration requirements under applicable securities legislation.

4.3 Legend. The Purchaser acknowledges and understands that the certificates representing the shares of the Issuer's common stock will be stamped with the following legends (or substantially equivalent language) restricting transfer in the following manner:

> "The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Securities Act."
>
> "Unless otherwise permitted under securities legislation, the holder of this security must not trade the security in or from British Columbia unless:
>
> (a) the security holder trades the security through an investment dealer registered in British Columbia from an account at that dealer in the name of that security holder, and
>
> (b) the dealer executes the trade through the OTC Bulletin Board or Pink Sheets."

The Purchaser hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Agreement.

4.4 Additional Restrictions. The Purchaser shall in no event make any disposition of all or any portion of the Units for a period of at least two (2) months from the date of this Agreement.

5. Closing

5.1 The Issuer will confirm whether or not the Agreement is acceptable, whereupon the Issuer will deliver to the Purchaser a signed copy of this Agreement (the "**Closing**") and shall deliver within a reasonable time a certificate representing the Shares, registered in the name of the Purchaser.

6. Withdrawal of Subscription

6.1 The Purchaser has a two day cancellation right and may cancel this Agreement by sending notice to the Issuer by midnight on the second business day after the Purchaser signs this Agreement.

7. Miscellaneous

7.1 The Purchaser acknowledges that at present the Issuer is not a reporting issuer in any jurisdiction in Canada.

7.2 Except as expressly provided herein, this Agreement contains the entire agreement between the parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Issuer, by the Purchaser or by anyone else.

7.3 This Agreement may only be amended with the express written consent of each of the parties hereto.

7.4 This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective successors and permitted assigns.

7.5 All references to currency in this Agreement are to U.S. dollars.

7.6 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

WARRANT CERTIFICATE

WARRANTS TO PURCHASE COMMON SHARES
OF THE COMMON STOCK OF CELLDONATE INC.

Certificate No. Warrants

This Warrant Certificate certifies that Chelsea Greene (the "**Holder**"), is the owner of 100,000 warrants (the "**Warrants**'), each of which represents the right to subscribe for and purchase from Celldonate Inc, a Nevada corporation (the "**Company**"), one shares of the Company's common stock, par value $0.001 per share (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the "**Common Stock**") at a price of US$0.15 per share (the "**Exercise Price**").

This Warrant Certificate represents the Warrants issued pursuant to a subscription agreement between the Company and the Holder dated December 18, 2008 (the "**Subscription Agreement**").

This Warrant Certificate and the securities issuable upon the exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are subject to certain restrictions with respect to their transfer.

The Warrants are subject to the following provisions, terms and conditions:

1. Exercise of Warrants

(a) The Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant Certificate at the principal office of the Company at 1130 West Pender Street, Suite 325, Vancouver, British Columbia, V6E 4A4 (or such other office or agency of the Company as may be designated from time to time), with the attached subscription form duly completed, at any time within the period beginning on the date hereof and expiring on September 28, 2009 (the "**Exercise Period**")

(b) Each subscription form must be accompanied by payment of the Exercise Price by certified check or bank draft. The shares of Common Stock issued upon the exercise of the Warrants shall be issued to the Holder as the owner of record as of the close of business on the date on which this Warrant Certificate is surrendered to the Company and payment for such shares of Common Stock is made to the Company. Certificates representing the shares of Common Stock issued upon the exercise of the Warrants shall be delivered to the Holder promptly and in no event later than ten (10) business days after the Warrants are exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of unexercised Warrants shall also be delivered to the Holder within such time.

2. Adjustments

(a) If the Company (i) subdivides its issued and outstanding shares of Common Stock, (ii) combines its issued and outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock, or (iii) issues any shares of capital stock in a

reclassification of its Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) (any one of which, an "**Adjustment Event**"), the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder is thereafter entitled to receive the number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after such Adjustment Event, had such Warrant been exercised immediately prior to such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2(a) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

(b) Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2(a), the Exercise Price for each share of Common Stock payable upon the exercise of each Warrant shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(c) The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants. However, the Company may at any time in its sole discretion make any changes in the form of this Warrant Certificate that it deems appropriate and that does not affect the substance thereof, and any Warrant Certificate issued thereafter, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

3. Reservation and Authorization of Common Stock

The Company covenants and agrees that:

(i) all shares of Common Stock issued upon the exercise of the Warrants will be validly issued, fully paid, non-assessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof;

(ii) during the Exercise Period, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon the exercise of the Warrants sufficient shares of Common Stock to provide for the exercise of the Warrants; and

(iii) the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violating any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed;

provided, however, that nothing contained herein shall impose upon the Company any obligation to register the Warrants or shares of Common Stock issuable upon the exercise of

the Warrants under applicable securities laws except as provided in the Subscription Agreement. In the event that any securities of the Company other than shares of Common Stock are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (i) through (iii) of this Section 3 as though such clauses applied, *mutatis mutandis*, to such other securities issuable upon the exercise of the Warrants.

4. Voting Rights

This Warrant Certificate shall not entitle the Holder to exercise any voting rights or other rights as a stockholder of the Company.

5. Exercise of Warrants

The Holder agrees to be bound by the provisions contained in the Subscription Agreement with respect to the limitations, including limitations imposed for Securities Act compliance, on the transfer of the Warrants and the shares of Common Stock or other securities issuable upon the exercise of the Warrants.

6. Non-Transferability

This Warrant Certificate and the Warrants evidenced thereby are non-transferable, either in whole or in part.

7. Closing of Books

The Company shall at no time close its books to the transfer of the Warrants or of any shares of Common Stock or other securities issuable upon the exercise of the Warrants in any manner that interferes with the timely exercise of the Warrants.

8. Exchange, Loss, Theft

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 1, for new Warrant Certificates of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Each new Warrant Certificate shall represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by the Holder of this Warrant Certificate at the time of surrender. Upon the receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall issue to the Holder a new Warrant Certificate of like tenor representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

9. Mergers, Consolidations, etc.

(a) If the Company shall merge or consolidate with another corporation, the holder of this Warrant Certificate shall thereafter have the right, upon the exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of securities (including, if applicable, Common Stock), property or cash, or any combination thereof, receivable by a holder of the number of shares of Common Stock for which this Warrant Certificate might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of

election, if any, as to the kind or amount of securities, property or cash, or any combination thereof, receivable upon such merger or consolidation).

(b) In case of any reclassification or change in the shares of Common Stock issuable upon the exercise of the Warrants (other a change in par value, the elimination of par value, or as a result of a subdivision or combination of shares, but including any reclassification of the shares of Common stock into two or more classes or series of shares), or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of Common Stock (other than a change in par value, the elimination of par value, or as a result of a subdivision or combination, but including any reclassification of the shares of Common Stock into two or more classes or series of shares), the Holder shall thereafter have the right, upon the exercise of the Warrants and the payment of the Exercise Price, to receive solely the kind and amount of securities (including, if applicable, Common Stock), property or cash, or any combination thereof, receivable by a holder of the number of shares of Common Stock for which this Warrant Certificate might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of securities, property or cash, or any combination thereof, receivable upon such reclassification, change, merger or consolidation).

10. Survival of Rights and Obligations

The rights and obligations contained in this Warrant Certificate of (i) the Company, (ii) the Holder, and (iii) the holders of shares of Common Stock or other securities issued by the Company upon the exercise of the Warrants, shall survive the exercise of the Warrants.

11. Currency

All references to currency in this Agreement are to U.S. dollars unless otherwise noted.

DATE: December 18, 2008

CELLDONATE INC.

Per: Authorized Signatory

SUBSCRIPTION FORM

(To be executed upon exercise of any Warrant)

Date: _________________________

To: **CELLDONATE INC.**

The undersigned, pursuant to the provisions set forth in the attached Warrant Certificate, hereby agrees to subscribe for and purchase __________________shares of the Common Stock covered by such Warrant Certificate, and tenders payment herewith in full of the price per share provided by such Warrant Certificate.

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Signature

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Name and Title, if applicable

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Address

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